Exhibit 99.2

1 Roth Capital Partners Roth Capital Partners 20 20th th Annual Growth Stock Conference Annual Growth Stock Conference (AMEX: EGT) (AMEX: EGT) February 2008 February 2008

2 Safe Harbor Language Safe Harbor Language Forward-Looking Statements: This presentation contains forward-looking statements concerning Elixir Gaming Technologies (“EGT”) within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Those forward-looking statements include statements regarding expectations for the recently completed transaction between EGT and Elixir Group (and its subsidiary Elixir International), including the recurring revenue that may develop from the relationship with Elixir International and EGT’s expectations for future product revenue. Such statements are subject to certain risks and uncertainties, and actual circumstances, events or results may differ materially from those projected in such forward-looking statements. Factors that could cause or contribute to differences include, but are not limited to, risks related to Elixir International's inability to place gaming machines at significant levels or at all; risks relating to Elixir International's ability to place games that generate the expected amount of net-win; and risks related to the ability of EGT to collect revenue and protect its assets. EGT cautions readers not to place undue reliance on any forward-looking statements. EGT does not undertake, and specifically disclaims any obligation, to update or revise such statements to reflect new circumstances or unanticipated events as they occur.

3 Elixir Gaming Technologies (EGT) places gaming machines on a participation model throughout Asia at 3, 4 and 5 star hotels, cruise ships and other gaming venues Elixir Gaming Technologies (EGT) works closely in collaboration with its major shareholder Elixir International (part of the Melco Group) to provide a turnkey solution to venue owners Elixir International assists the venue owners with the licensing process, physical casino design, construction management, game floor design and supplies and installs leading gaming machines (IT, Aristocrat) and casino systems (Progressive) EGT retains ownership of the gaming machines and systems EGT receives a recurring daily fee of at least 20% of gaming machine net win EGT has 100% of the floor in all venues on long term (5+ year) contracts EGT monitors machines and optimizes game floor performance Established presence in the Philippines, Cambodia, Vietnam and other Asian markets with contracted units greater than 5,500 at more than 30 venues secured in first 6 months of operations Asian Gaming and Elixir Gaming Technology Asian Gaming and Elixir Gaming Technology

Market Drivers

- Success of Macau has catalyzed numerous Asian countries to *expand the tourism offering through* gaming establishments
  - Key south-east Asian countries are enabling gaming venues in hotels to promote tourism and stimulate local economies

- Current markets significantly *under-penetrated* by gaming machines in comparison to established markets in region
  - ex: Philippines has ~16,000 people per gaming machine, compared to ~100 in Australia and ~400 in the US

- Significant Asian market gaming growth being driven by *emerging middle class* with strong propensity to gamble
  - Undeveloped markets with strong forecasts for economic growth
  - Very high "cash economies" not reflected in country wealth economic data

- Asian hotel owners growing appreciation for the *superior value proposition* of introducing gaming at their venues

ELIXIR GAMING

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5 Experienced management team with deep relationships across Asia Understanding of the regulatory, political and social issues Only recognized turnkey casino provider in Asia with, in collaboration with Elixir International, the necessary pan-Asian infrastructure and operational expertise Melco pedigree – Mocha slot chain in Macau recognized throughout Asia Significant barriers to entry for major US regulated gaming equipment suppliers EGT provides a growth channel for such companies in emerging markets Established relationships with all major gaming companies providing access to premium product Balance sheet flexibility to pursue capital intensive business model No corporate debt Participation contract structure seeks to enshrine EGT’s position EGT owns all gaming machines, casino management systems, gaming machine & player data and loyalty reward fees EGT: Competitive Advantages EGT: Competitive Advantages

6 Significant and growing recurring revenue model and high margins Current revenue share ~25% of net win Venues target daily net win per machine of $125 at the end of the 1st year of full operation Given that EGT participates at the “net win” level, minimal cash operating costs Elixir International currently targets to install 1,000 gaming machines per quarter Long term average number of machines per venue of 200 or 5 venues per quarter – selective approach to secure prime locations in each market 5 year plan of 100 venues and 20,000 gaming machines on participation Business Model Mechanics Business Model Mechanics (representative model) Gaming Machines Placed on Participation 2,500 7,500 20,000 Daily Net Win Per Device Assumption (US$) $125 $125 $125 Elixir Gaming Revenue Share 25% 25% 25% Annual Revenue ($US in millions) $28.5 $85.5 $228.1

7 Target Daily Net Win Per Machine Venues target daily net win per machine expected to increase over time Venues open with minimal promotion and patronage is anticipated to steadily build Venues target daily net win per machine of $125 at the end of the 1st year of operation and are targeted to exceed this as venues mature Venues are expected to experience net wins of less than $40 during the first 3 months of operation, which is less than gaming machine depreciation charges Target Daily Net Win Per Machine 0 50 100 150 0 3 6 9 12 Months i n Operation Net Win ($ )

8 Announced Contracts to Place 5,530 Gaming Devices Announced Contracts to Place 5,530 Gaming Devices Philippines 2,400 Machines 12 Venues Cruise Ships 500 Machines 2 Venues Vietnam 400 Machines 2 Venues Cambodia 2,230 Machines 17 Venues Macau Singapore Market Contracted Machines Venues Philippines 2,400 12 Cambodia 2,230 17 Vietnam 400 2 Cruise Ships 500 2 TOTAL 5,530 33 Important Note EGT may from time to time place additional or less machines than those contracted at venues based on market circumstances

 Elixir International has installed 1,655 gaming machines across 15 venues, with 566 installed at 3 venues in the Philippines and 1,089 installed at 12 venues in Cambodia Currently 1,107 gaming machines are placed in 8 venues that have opened to public trading and therefore revenue earning for EGT 9 Feb 2008 105 Comfort Hotel Phnom Penh Cambodia Feb 2008 246 Almond Manila Philippines Jan 2007 61 Tin Tin Slot Club Phnom Penh Cambodia Jan 2007 179 Macau Clubs Phnom Penh Cambodia Jan 2007 101 New Peak Sihanoukville Cambodia Dec 2007 95 Lucky Diamond Phnom Penh Cambodia 1,107 120 200 Operating Gaming Machines Country City Casino Opening Date Philippines Manila Premier VIP Aug 2007 Philippines Manila Casablanca Aug 2007 Current Installed Base

 548 gaming machines have been installed in 7 venues in Cambodia that have not yet opened to public trading All of these venues are expected to open in Q1 2008 Elixir International targets to have 2,500 gaming machines installed in venues at 31 March 2008 The timing for the venue to open after installation is determined by the operator, although expected within 3 months 10 62 8th Wonder Phnom Penh Cambodia 56 Long Beach Phnom Penh Cambodia 56 Alibaba Phnom Penh Cambodia 88 Star City Phnom Penh Cambodia 548 85 39 162 Installed Gaming Machines Country City Casino Cambodia Siem Reap Lucky Diamond Cambodia Siem Reap Angkor Paradise Cambodia Siem Reap Hotel Caraba Current Installed Base

11 Contracts: Contracts: 12 venues: 2,400 gaming machines Focus: Focus: High pedestrian traffic metropolitan areas and popular tourist destinations Key Stat: Key Stat: GDP expanding by over 5% in each of the past three years (fastest pace in two decades) Potential: Potential: 20,000 gaming machines in next few years; total market capacity for over 50,000 gaming machines Philippines Philippines Casino Units Premier VIP 200 Casablanca 120 Almond 240 Casablanca Extension 30 Almond Extension 60 Cotabato City VIP 200 Paradise Island 200 Grand Villa VIP 250 Prince Hotel 500 Isis 200 Paco Park Oasis Hotel 200 Boracay Beach VIP Club 200 2,400

12 Cambodia Cambodia Contracts: Contracts: 17 venues: 2,230 gaming machines Focus: Focus: Major metropolitan tourism centers Key Stats: Key Stats: Annual economic growth rate of ~ 11%; Major tourism growth (foreign visitors surpassing 1 million per year beginning in 2005) Potential: Potential: Underserved market with ~1 machine per 9,000 people (vs. ~ 1 machine per 400 people in the U.S.) Casino Units Lucky Diamond, Phom Penh 200 Tin Tin 100 Macau Clubs 200 New Peak 150 Comfort 150 Star City 150 Alibaba 100 Long Beach 100 8th Wonder 80 Lucky Diamond, Siem Reap 100 Angkor Paradise 100 Hotel Caraba 100 Golden Town 100 27/200 100 Global 100 Riverside 300 P&B 100 2,230

 Contracts: Contracts: 2 venues: 400 gaming machines Focus: Focus: Major metropolitan areas and regional tourism centers bordering mainland China Key Stat: Key Stat: Annual economic growth rate of over 7% (the second fastest in the world) Potential: Potential: Increasingly progressive government reviewing options to liberalize casino gaming industry to further promote booming tourist industry 13 Vietnam Vietnam Casino Units Lao Cai International 200 Sappa Slot Club 200 400

14 Secured two contracts for cruise lines operating in international waters High-speed shuttle boats bring players to the ships hourly Operates 24 hours per day MV Jupiter cruise ship 300 gaming machines Operates out of Hanoi Kolonwel cruise ship 200 gaming machines Operates out of Hong Kong Cruise Ships Cruise Ships

15 Identified by Elixir International as a new slot club opportunity Situated in the high pedestrian traffic Chinatown area in Manila Property owner had no experience in gaming Case Study – Premier VIP Slot Club Elixir International provided a full turnkey slot club solution including networking, floor layout, gaming machines and training Opened in August 2007 with 200 gaming machines

16 Identified by Elixir International as a new casino opportunity Situated in Clark, 2 hours North of Manila Clark is a special economic development zone for international tourism (Korea, China) Case Study – Casablanca Casino New 4-Star hotel/casino development Elixir International provided a full turnkey casino solution Opened in August 2007 with 174 gaming machines and 40 tables

17 Identified by Elixir International as new venture opportunity High traffic Chinatown in bustling downtown Manila Property owner had no experience in gaming Case Study – Almond Slot Club Supplied networking, floor layout, gaming machines, and training Opened in February 2008 with 240 gaming machines EGT placed the first IGT Star Wars machines in Asia (including Macau)

18 Gordon Yuen – Executive Chairman & Chief Executive Officer CEO Elixir International Senior managerial positions at HSBC, American Express and Pepsico in Asia B.A. in Business Administration from York University, Ontario - Canada Joe Pisano – Executive Director & Senior Vice President General Manager of Elixir International 30 years experience in gaming, over 20 years in Asia Former head of Asia Pacific Business Development for IGT Ambassador of worldwide Gaming Standards Association M.S. in Business and Technology, University of New South Wales - Australia David Reberger – Chief Financial Officer 10 years in investment banking, 6 years in corporate and chartered accounting Former head of Asia Pacific Gaming, Lodging and Leisure for CIBC World Markets Qualified Chartered Accountant B. Comm., M. Comm., University of New South Wales - Australia EGT Senior Management Team

19 Investment Merits Investment Merits Elixir is a US listed company subject to US corporate governance with its primary focus on the rapidly expanding Asian gaming markets Recent regulatory relaxation across numerous Asian countries have created significant demand Asian gaming markets are under-served and poised for significant growth due to an emerging middle class and their strong propensity to gamble EGT is the only highly experienced company with deep operational expertise that is providing turnkey casino solutions High margin, daily recurring revenue model with high barriers to exit Rapidly expanding contract and installed base with a significant pipeline under discussion Balance sheet flexibility to pursue capital intensive growth business model – no corporate debt

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